UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 12, 2008
                                                           -------------

                           Portec Rail Products, Inc.
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)

        West Virginia                0-50543                     55-0755271
-----------------------------  ---------------------         ------------------
(State or Other Jurisdiction)  (Commission File No.)         (I.R.S. Employer
      of Incorporation)                                      Identification No.)

900 Old Freeport Road, Pittsburgh, Pennsylvania.                   15238
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (412) 782-6000
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events
                 ------------

         On June 13, 2008, Portec Rail Products, Inc. issued a press release announcing the declaration of a quarterly cash dividend of $0.06 per share. The cash dividend will be paid on June 30, 2008 to shareholders of record on June 23, 2008. A copy of the press release announcing the dividend is attached as
Exhibit 99.1 to this report.

Item 9.01        Financial Statements and Exhibits
                 ---------------------------------

(a)              Financial statements of businesses acquired. Not Applicable.

(b)              Pro forma financial information. Not Applicable.

(c)              Shell company transactions: Not Applicable.

(d)              Exhibits.

                 The following Exhibit is attached as part of this report:

99.1             Press release of Portec Rail Products, Inc. dated June 13, 2008

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                PORTEC RAIL PRODUCTS, INC.



DATE: June 16, 2008                        By: /s/ John N. Pesarsick
                                                --------------------------------
                                                John N. Pesarsick
                                                Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

99.1                Press release of Portec Rail Products, Inc. dated
                    June 13, 2008